Exhibit 99.2

Execution Version

SUPPORT AGREEMENT

SUPPORT AGREEMENT (this “Agreement”), dated as of October 3, 2023, by and between inContact, Inc., a Delaware corporation (“Parent”), and each entity set forth on the signature pages to this Agreement (each, a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, LiveVox Holdings, Inc., a Delaware corporation (the “Company”), Parent, Laser Bridge Merger Sub Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Subsidiary”), and NICE Ltd., a company organized under the laws of the State of Israel (“NICE”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other things, each outstanding share of common stock, $0.0001 par value, of the Company (the “Company Stock”) will be converted into the right to receive the Merger Consideration, as specified in the Merger Agreement;

WHEREAS, as of the date hereof, each Stockholder is the Beneficial Owner (as defined herein) of the shares of Company Stock set forth opposite such Stockholder’s name on Exhibit A hereto (the “Existing Stockholder Shares”); and

WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholders agree, and each Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Article 1
General

Section 1.01. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement in effect on the date hereof. The following capitalized terms, as used in this Agreement, shall have the following meanings:

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

“Covered Stockholder Shares” means the Existing Stockholder Shares, (i) together with any shares of Company Stock or other capital stock of the Company and any shares of Company Stock or other capital stock of the Company issuable upon the conversion, exercise or exchange of securities that are as of the relevant date securities convertible into or exercisable or exchangeable for shares of Company Stock or other capital stock of the Company, in each case, that a Stockholder has or acquires Beneficial Ownership of on or after the date hereof, and (ii) less any shares of Company Stock disposed of pursuant to a Permitted Transfer.

“Expiration Date” means the date on which the Merger Agreement is terminated in accordance with its terms.

“Permitted Transfer” means (a) a Transfer of Covered Stockholder Shares by a Stockholder to any of its Affiliates and (b) a Transfer of Covered Stockholder Shares by a Stockholder to any other Person to whom Parent has consented in advance in writing and, in each case, who complies with clause (y) below, provided that (x) in the case of clause (a) such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer and (y) in the case of each of clauses (a) and (b), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of the Covered Stockholder Shares subject to such Transfer and to be bound by the terms of this Agreement with respect to such Covered Stockholder Shares to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of itself and the Covered Stockholder Shares as such Stockholder shall have made hereunder, and such Stockholder will be responsible for any breach by the transferee of such agreement.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, place a Lien, hypothecate or similarly dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, placing of a Lien, hypothecation or similar disposition of (including by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

Article 2
Stockholder Covenants

Section 2.01. Waiver of Appraisal Rights and Certain Other Claims.

(a)            Each Stockholder hereby unconditionally and irrevocably (i) waives, and agrees not to exercise or assert, any appraisal, dissenter’s or similar rights (including under Section 262 of Delaware Law) in connection with the Merger and (ii) agrees (A) not to commence or participate in and (B) to take all actions necessary to opt out of any class in any class action with respect to, in each case, any claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (2) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with this Agreement, the Merger Agreement or the Merger (it being understood that nothing in this section shall restrict or prohibit any Stockholder from asserting counterclaims or defenses in any proceeding brought or claims asserted against it by NICE, Parent, Merger Subsidiary, the Company or any of their respective Affiliates relating to this Agreement or the Merger Agreement or the transactions contemplated by the Merger Agreement or from enforcing its rights under this Agreement or any other agreement contemplated by the Merger Agreement to which it is a party). Reference is made herein to the Stockholder Agreement, dated as of June 18, 2021, by and among the Company, the Stockholder and the other parties thereto (the “Stockholders Agreement”). Each Stockholder waives any rights it may have to indemnification, contribution or reimbursement or advancement of expenses from the Company with respect to any Actions (as such term is defined in the Stockholders Agreement) against such Stockholder and its respective Affiliates (collectively, the “GGC Parties”) arising directly or indirectly out of, or in any way relating to, a GGC Party in its capacity as a stockholder of the Company (the “Stockholder Claims”), including pursuant to the indemnification and contribution provisions of Section 6 of the Stockholders Agreement. Each Stockholder agrees that it is responsible for any cost and expense relating to the defense of any Stockholder Claim brought against it.

(b)            Each Stockholder acknowledges and agrees that the consideration payable to such Stockholder pursuant to the Merger Agreement with respect to the shares of Company Stock that it Beneficially Owns shall be as set forth in the Merger Agreement as in effect as of the date of this Agreement. Without limiting the generality of the foregoing, each Stockholder acknowledges and agrees that, pursuant to the Merger Agreement, the Earnout Shares will be cancelled for no consideration and each Stockholder hereby unconditionally and irrevocably (i) consents and agrees to such treatment with respect to any Earnout Shares that constitute Covered Stockholder Shares of such Stockholder and (ii) waives and agrees not to commence or participate in any claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective Affiliates relating to the treatment of any Earnout Shares that constitute Covered Stockholder Shares of such Stockholder, including any claim based on any Contract to which the Company or such Stockholder is a party or any claim alleging a breach of any fiduciary duty of the Board of Directors of the Company.

Article 3
Representations And Warranties

Each Stockholder, severally as to itself only, hereby represents and warrants to Parent as follows as of the date hereof:

Section 3.01. Authorization; Validity of Agreement. Such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Stockholder has the requisite capacity and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized (to the extent authorization is required), executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

Section 3.02. Ownership. Unless Transferred pursuant to a Permitted Transfer, (a) the Existing Stockholder Shares set forth opposite such Stockholder’s name on Exhibit A are, and all of such Stockholder’s Covered Stockholder Shares during the term of this Agreement will be, Beneficially Owned by such Stockholder and owned of record by such Stockholder or a controlled Affiliate thereof and (b) such Stockholder or its applicable controlled Affiliate has good and valid title to the Existing Stockholder Shares set forth opposite such Stockholder’s name on Exhibit A, free and clear of any Liens other than pursuant to this Agreement, the Merger Agreement, under applicable federal or state securities laws or pursuant to any written policies of the Company only with respect to restrictions upon the trading of securities under applicable securities laws. As of the date hereof, the Existing Stockholder Shares set forth opposite such Stockholder’s name on Exhibit A constitute all of the shares of Company Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by such Stockholder or its Affiliates. Unless Transferred pursuant to a Permitted Transfer, such Stockholder or a controlled Affiliate thereof has and will have at all times during the term of this Agreement sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 2, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Covered Stockholder Shares at all times during the term of this Agreement. Without limiting the foregoing, such Stockholder has not transferred or assigned to any Person any right to exercise appraisal rights with respect to such Stockholder’s Covered Stockholder Shares or to assert any claims that are being waived by such Stockholder pursuant to Section 2.01.

Section 3.03. No Violation. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations hereunder and the consummation of the Merger will not, (a) conflict with or violate any Applicable Law (subject to compliance with the matters reference in Section 3.04) or any certificate or articles of incorporation, as applicable, or bylaws or other equivalent organizational documents of such Stockholder, or (b) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of such Stockholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Stockholder is a party, or by which it or any of its properties or assets may be bound.

Section 3.04. Consents and Approvals. The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of its obligations hereunder and the consummation of the Merger will not, require such Stockholder or any of its Affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, other than the filing of any required reports with the SEC.

Section 3.05. Absence of Litigation. As of the date hereof, there is no Proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder and/or any of its Affiliates before (or, in the case of threatened Proceedings, that would be before) any arbitrator or Governmental Authority, that has had or would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or that, to such Stockholder’s knowledge, in any manner challenges or seeks to prevent, enjoin or materially delay the Merger or the other transactions contemplated by the Merger Agreement.

Section 3.06. Adequate Information. Such Stockholder is a sophisticated holder with respect to its Covered Stockholder Shares and has adequate information concerning the Merger and concerning the business and financial condition of the Company and Parent to make an informed decision regarding the matters referred to herein and has independently, without reliance upon the Company, Parent, any of their Affiliates or any of the respective Representatives of the foregoing, and based on such information as such Stockholder has deemed appropriate, made such Stockholder’s own analysis and decision to enter into this Agreement.

Section 3.07. Merger Agreement. Such Stockholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the Merger will be consummated.

Section 3.08. Finder’s Fees. Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from the Company or any of its Subsidiaries in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

Section 3.09. Reliance by Parent. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the representations and warranties of such Stockholder contained herein. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

Section 3.10. No Parent Representations and Warranties. Such Stockholder acknowledges and agrees that neither Parent nor any other Person is making or has made to such Stockholder any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or its Affiliates, or the accuracy or completeness of any information regarding Parent or its Subsidiaries or any other matter furnished or provided to such Stockholder or made available to such Stockholder in any form in expectation of, or in connection with, this Agreement or the Merger. Such Stockholder specifically disclaims that it is relying upon or has relied upon any such representations or warranties that may have been made by any Person, and acknowledges and agrees that Parent and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

Article 4
Other Covenants

Section 4.01. Publicity. Each Stockholder shall consult with Parent and the Company before issuing any press release, having any communication with the press (whether or not for attribution) or making any other public statement in connection with the Merger Agreement and the transactions contemplated thereby. No Stockholder shall issue any press release, have any communication with the press (whether or not for attribution), make any other public statement (including any broad-based communication to employees, suppliers, customers, partners or vendors) or schedule any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby without the consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed. The restrictions on each Stockholder set forth in this Section 4.01 shall not apply to (a) communications with any limited partners or equityholders of a Stockholder or Affiliate of a Stockholder (or any of their respective Representatives), in any such case, that has an obligation to keep such information confidential, or (b) any release or public statement required by Applicable Law or any applicable listing authority (in which case such Stockholder shall use reasonable best efforts to (x) consult with Parent prior to making any such disclosure and (y) cooperate (at Parent’s expense) in connection with Parent’s efforts to obtain a protective order). Notwithstanding the foregoing, such Stockholder will not be obligated to obtain consent with respect to communications (i) with respect to any dispute or Legal Proceeding solely among the parties or their respective Affiliates; or (ii) that are substantively consistent with previous disclosures made by either party in compliance with this Section 4.01 and that do not add additional material information not included in such previous disclosure.

Section 4.02. Prohibition On Transfers; Other Actions.

(a)            Until the termination of this Agreement in accordance with Section 5.01, each Stockholder agrees that it shall not Transfer any of its Covered Stockholder Shares, Beneficial Ownership thereof or any other interest therein unless such Transfer is a Permitted Transfer. Each Stockholder agrees that it shall not, and shall not permit any of its Affiliate to, (i) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (ii) take any action that could restrict or otherwise affect such Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio. Neither such Stockholder nor any of its Affiliates shall request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any of the Covered Stockholder Shares and such Stockholder hereby consents, and shall cause its Affiliates to consent, to the entry of stop transfer instructions by the Company of any transfer of the Covered Stockholder Shares, unless such transfer is a Permitted Transfer.

(b)            Each Stockholder shall cause its controlled Affiliates to be bound by the applicable terms of this Agreement as if they were parties hereto, including Section 4.01 and Section 4.05, and shall take the necessary steps to inform its Affiliates, and its and its Affiliates’ Representatives of the obligations undertaken pursuant to this Agreement. Any violation of this Agreement by any of a Stockholder’s controlled Affiliates or a Stockholder’s or its controlled Affiliates’ Representatives shall be deemed to be a violation by such Stockholder of this Agreement.

Section 4.03. Stock Dividends, Etc. In the event of any change in the Company Stock by reason of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar change in capitalization, the terms “Existing Stockholder Shares” and “Covered Stockholder Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 4.04. Stockholder Related Party Contracts.

(a)            From the date of this Agreement until the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms, except as required by Applicable Law, each Stockholder shall not, and shall cause each of its controlled Affiliates not to, enter into, terminate, renew, extend or amend any Related Party Contract that such Stockholder or any of its controlled Affiliates is party to.

Section 4.05. No Solicitation; Support of Acquisition Proposals.

(a)            From the date of this Agreement until the earlier of (i) the Effective Time and (ii) the Expiration Date, each Stockholder agrees that it shall not, nor shall such Stockholder or any of its Subsidiaries authorize or permit any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants, or other agents or advisors (in their capacities as representatives of such Stockholder) to, directly or indirectly (1) solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, (2) enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal, or (3) approve any transaction under, or any Person becoming an “interested stockholder” under, Section 203 of Delaware Law; provided that to the extent the Board of Directors of the Company has determined that an unsolicited bona fide Acquisition Proposal from a Third Party is or is reasonably likely to result in a Superior Proposal, if the Company is negotiating, discussing or providing information to such Third Party pursuant to Section 6.04(b) of the Merger Agreement, then, notwithstanding clauses (1) and (2) above, each Stockholder, directly or indirectly through its Representatives, may also engage in negotiations or discussions with, and provide information to, such Third Party at the request of the Company. Each Stockholder shall, and shall cause its Subsidiaries to, and shall direct its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal. Notwithstanding anything in this Agreement to the contrary, no Stockholder shall have any monetary liability under this Section 4.05, provided, however, that nothing herein shall limit Parent’s right to seek specific performance and other equitable relief pursuant to Section 5.12.

(b)            For the avoidance of doubt, for the purposes of this Section 4.05, any officer, director, employee, agent or advisor of the Company (in each case, in their capacities as such) shall be deemed not to be a Representative of any Stockholder.

Section 4.06. Notice Of Acquisitions. Each Stockholder agrees to notify Parent as promptly as practicable (and in any event within 24 hours after receipt) orally or in writing of the number of any additional shares of Company Stock or other securities of the Company of which such Stockholder acquires Beneficial Ownership on or after the date hereof.

Section 4.07    Reasonable Best Efforts.

(a)            Subject to the terms and conditions of this Agreement, each Stockholder shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law in connection with (i) preparing and filing as promptly as practicable with any Governmental Authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other third party that are necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement. Each Stockholder shall, to the extent related to the transactions contemplated by the Merger Agreement, (A) cooperate in all respects and consult with Parent in connection with filings, including by providing Parent with information as may reasonably be required to prepare any filings or submissions and by allowing Parent to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions and by considering in good faith Parent’s views, (B) to the extent not prohibited by Applicable Law, promptly inform Parent of any written or oral communication received by such Stockholder from, or given by such Stockholder to, Governmental Authorities, including by promptly providing copies to Parent of any such written communications and (C) permit Parent to review in advance any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with Governmental Authorities, and to the extent not prohibited by a Governmental Authority, give Parent the opportunity to attend and participate in any in-person meetings with that Governmental Authority.  Notwithstanding the foregoing, materials required to be provided pursuant to this Section 4.07 may be redacted to remove references (x) concerning the valuation of the Company, (y) as necessary to comply with contractual arrangements and (z) as necessary to comply with Applicable Law. Each Stockholder may, as it deems advisable and necessary, reasonably designate any competitively sensitive material as “outside counsel only”.

(b)            Subject to Section 4.07(a), the Majority Stockholder shall (or shall cause its Affiliates to) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the Merger Agreement as promptly as practicable and in any event within three Business Days of the date hereof and to supply as promptly as practicable an appropriate response to any request for additional information and documentary material from any Governmental Authority pursuant to the HSR Act and to use their reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

(c)            Notwithstanding anything to the contrary in this Agreement, the efforts and actions required of each Stockholder hereunder shall not require such Stockholder to (A) enter into any settlement, undertaking, consent decree, stipulation or agreement with any Governmental Authority in connection with the transactions contemplated by the Merger Agreement or (B) sell, divest or otherwise hold separate (including by establishing a trust or otherwise), or take any other action (or otherwise agree to do any of the foregoing), in each case of clauses (A) and (B), with respect to any of its or its Affiliates’ businesses, assets or properties, other than actions in respect of the business, assets or properties of the Company and its Subsidiaries to the extent the Company and its Subsidiaries are required to take such actions under the Merger Agreement, or (C) litigate against any Governmental Authority.

Section 4.08. Terms of the Merger Agreement. Notwithstanding anything herein to the contrary, each Stockholder acknowledges and agrees that it is not a party to the Merger Agreement and it has no rights under any provision thereof, except for such Stockholder’s rights on the terms and conditions set forth therein (i) to receive the Merger Consideration with respect to the shares of Company Stock that it Beneficially Owns pursuant to the Merger Agreement and (ii) as an express third party beneficiary to enforce the provisions of the Merger Agreement in accordance with Section 11.06 thereof to the extent related to such Stockholder.

Article 5
Miscellaneous

Section 5.01. Termination. This Agreement shall remain in effect until the earlier to occur of (a) the Effective Time, (b) the Expiration Date and (c) the mutual written consent of the parties; provided, that any Stockholder may in its sole discretion terminate this Agreement solely with respect to its rights and obligations following any material modification or amendment to, or the waiver of any provision of, the Merger Agreement, as in effect on the date hereof, that (I) reduces the aggregate amount or form of consideration payable to such Stockholder in respect of its Covered Stockholder Shares or (II) modifies the conditions of the obligations of the parties to the Merger Agreement to consummate the transactions contemplated thereby in a manner that adversely affects in any material respect such Stockholder. Upon the termination of this Agreement, neither party hereto shall have any further obligations or liabilities hereunder; provided that (i) Article 5, and if this Agreement terminates at the Effective Time, the Stockholders’ obligations, covenants and waivers under Section 2.01 shall survive the termination of this Agreement in perpetuity and (ii) neither the provisions of this Section 5.01 nor the termination of this Agreement shall (x) relieve any party hereto from any liability of such party to any other party incurred prior to such termination or expiration, (y) relieve any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement.

Section 5.02. No Agreement as Director or Officer. Notwithstanding any provision in this Agreement to the contrary, (a) nothing in this Agreement shall limit or restrict any officer, director or other Representative of a Stockholder in his or her capacity as a director or officer of the Company from acting in such capacity or voting in such capacity in such person’s sole discretion on any matter and (b) the taking of any actions (or any failures to act) by any officer, director or other Representative of a Stockholder in his or her capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement.

Section 5.03. No Ownership Interest. Each Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to the Covered Stockholder Shares shall remain vested in and belong to the Stockholders, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Parent any power, sole or shared, to direct or control the voting or disposition of any of the Covered Stockholder Shares. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of Applicable Law.

Section 5.04. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission, so long as no “bounce back” or similar message of non-delivery is received) and shall be given, if to Parent, to:

inContact, Inc.

c/o NICE Ltd.

NICE Headquarters
13 Zarhin Street
NICE 1,
P.O. Box 690
Ra’anana
4310602
Israel
Attention: Tali Mirsky
E-mail: Tali.Mirsky@nice.com

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Lee Hochbaum
Email:      lee.hochbaum@davispolk.com

if to any Stockholder, to the address for such Stockholder set forth on the signature pages hereto.

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 5.05. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Exhibit, and Sections are to Articles, Exhibit, and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. References to “$” are to United States dollars. References to anything having been “made available” to Parent shall include information filed or furnished on the SEC’s Edgar system or the posting of such information or material, prior to the date hereof, in an electronic data room to which Parent (or its Representatives) has been provided access.

Section 5.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). This Agreement may be executed by .pdf signature and a .pdf signature shall constitute an original for all purposes.

Section 5.07. Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement, constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 5.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state that would result in the application of the laws of a jurisdiction other than the State of Delaware.

Section 5.09. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.04 shall be deemed effective service of process on such party.

Section 5.10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.11. Amendments and Waivers.

(a)            Any provision of this Agreement may be amended, supplemented or waived prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval, if, but only if, such amendment, supplement or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b)            No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 5.12. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity, and the right of specific performance is an integral part of the transactions contemplated hereby and without that right, neither the Stockholders nor Parent would have entered into this Agreement. The right to specific performance hereunder shall include the right of each of the parties to cause the other parties to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions set forth in this Agreement. The parties hereto agree not to raise any objections to (i) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by any Stockholder; and (ii) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholders pursuant to this Agreement. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The parties hereto further agree that by seeking the remedies provided for in this Section 5.12, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement.

Section 5.13. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.14. Binding Effect; Benefit; Assignment.

(a)            The provisions of this Agreement shall be binding upon and, except as provided in this Section 5.14, shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided this Section 5.14, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(b)            Other than to a transferee pursuant to a Permitted Transfer (which, for the avoidance of doubt, will not relieve a Stockholder of its obligations hereunder), no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of each other party hereto, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, (i) by written notice to the Stockholders, to a wholly-owned direct or indirect Subsidiary of Parent, in which event all references herein to Parent, as applicable, shall be deemed references to such Subsidiary; provided that any such assignment shall not materially impede or delay the consummation of the Merger and the transactions contemplated by this Agreement or otherwise materially impair the rights of the Stockholders under this Agreement or relieve Parent of any of its obligations under this Agreement and (ii) after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent of its obligations hereunder or enlarge, alter or change any obligation of the Stockholders or due to Parent.

Section 5.15. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.16. Several and not Joint. Notwithstanding anything herein to the contrary, the parties hereto agree that the representations, warranties, covenants, obligations and liabilities of each Stockholder hereunder shall be several and not joint, and no Stockholder shall have any liability hereunder for any breach by any other Stockholder of any covenant or obligation of such other Stockholder set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

INCONTACT, INC.

By:	/s/ Barry Cooper
	Name:	Barry Cooper
	Title:	President

[Signature Page to Support Agreement]

Accepted and agreed to as of

the date first written above:

LIVEVOX TOPCO, LLC

By:	/s/ Matthew Crump
Name:	Matthew Crump
Title:	Manager

Address for Notices:

c/o Golden Gate Private Equity, Inc.

One Embarcadero Center, Suite 3900

San Francisco, CA 94111

Attention: Matt Crump; General Counsel

E-mail: mcrump@goldengatecap.com

legal@goldengatecap.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

2049 Century Park East, Suite 3700

Los Angeles, CA 90067

Attention: Monica Shilling and Dov Kogen

E-mail: monica.shilling@kirkland.com

dov.kogen@kirkland.com

[Signature Page to Support Agreement]

GGC PUBLIC EQUITIES OPPORTUNITIES, L.P.

By:	GGC Public Equities Opportunities Blocker Corporation, Ltd.
Its:	General Partner

By:	/s/ David C. Dominik
Name:	David C. Dominik
Title:	Director

Address for Notices:

c/o Golden Gate Private Equity, Inc.

One Embarcadero Center, Suite 3900

San Francisco, CA 94111

Attention: Matt Crump; General Counsel

E-mail: mcrump@goldengatecap.com

legal@goldengatecap.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

2049 Century Park East, Suite 3700

Los Angeles, CA 90067

Attention: Monica Shilling and Dov Kogen

E-mail: monica.shilling@kirkland.com

dov.kogen@kirkland.com

[Signature Page to Support Agreement]